EXHIBIT 10.23



                                March 3, 1994



Mr. Aldo Papone
Aldo Papone Consulting
280 Otter Rock Drive
Greenwich, CT  06830

Dear Aldo:

 I am pleased to continue the agreement to retain your firm to serve as a consultant to American Express Travel Related Services Company, Inc. ("TRS") in accordance with the following terms and conditions. These arrangements are separate and distinct from your obligations as a Director of American Express Company.

1.Consulting Services

 TRS will retain your firm to provide consulting services in the areas of advertising and marketing. More specifically, your firm will provide creative approaches to TRS in its efforts to create and produce new, more effective strategies.

2.Term and Termination of Agreement

 The term of the Agreement shall begin on January 1, 1994 and may be terminated at any time by either party upon at least ninety (90) days prior written notice to the other party; and provided further that this Agreement shall terminate upon your death.

3.Compensation

 TRS agrees to pay your firm the amount of $250,000 per year for the services you have provided and will provide. In 1994, you will be paid $125,000 on or about the date of signing this Agreement and $125,000 on or about December 31, 1994. In subsequent years, you will be paid $125,000 on or about January 1 and $125,000 on or about December 31. If this Agreement is terminated by either party on or before June 30th of any calendar year, you agree to reimburse TRS on a pro rata basis based on the number of full calendar months between the date you cease performing services and June 30th of that calendar year. If your services are terminated after June 30th of any calendar year by either party, you will receive a pro-rata portion of the $125,000 payment that was due on or about December 31st of that calendar year. TRS further agrees to reimburse you for any reasonable and customary travel and entertainment expenses actually incurred by you directly in the performance of your services under this Agreement; provided that such expenses are reasonable and properly documented. TRS agrees to provide you with access, subject to the normal usage and approval guidelines in place from time to time, to corporate aircraft, where appropriate, and to corporate transportation, as necessary to perform the actual consulting services you will provide under this Agreement.

4.Independent Contractor Status and Authority

 You represent and agree that in the performance of the consulting services described above, you and your firm are independent contractors and not employees or agents of TRS, its parent, subsidiaries or affiliates. While serving in this consulting capacity to TRS, neither you nor your firm shall have authority to enter into contracts on behalf of TRS, its parent, subsidiaries or affiliates, to hire or fire employees of TRS, its parent, subsidiaries or affiliates, or in any other way to obligate TRS, its parent, subsidiaries or affiliates to any third party.

 Because you and your firm are independent contractors and not employees or agents of TRS, you represent and agree that you and your firm shall be liable for all taxes and withholdings applicable to the payment of your fee and expenses, whether current or deferred, for the work hereunder and that you and your firm will indemnify and hold TRS harmless from any such taxes or withholdings for which TRS, its parent, subsidiaries or affiliates may be determined to be liable.

5.Contacts

 (a) I will be your primary contact with TRS. You agree to keep me or my designee informed as to the status of the services your firm is providing and your progress on all assignments.

 (b) You agree that any services to be performed by your firm pursuant to this Agreement will be performed exclusively by you unless you receive the prior consent of TRS.

6.Confidential Information

 Of course, you understand that information gained in providing these consulting services imposes continuing confidentiality obligations on you and your firm, of which you are already aware.


7.Assignment

 Neither party may assign this Agreement or any of its rights and/or obligations hereunder without the prior written consent of the other party, except that TRS may assign this Agreement, upon notice to you, to its parent, a subsidiary or an affiliate without your prior written consent.

8.Amendment

 No amendment, modification or waiver of this Agreement or any of its provisions shall be binding upon either party unless made in writing and signed by both parties.

9.Entire Agreement

 This Agreement contains the entire and only agreement between your firm and TRS with respect to the subject matter hereof, and supersedes all prior understandings, agreements or arrangements concerning this subject matter, if any, between your firm and TRS.

10. Governing Law

    This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

11. Severability

    The invalidity or unenforceability of any provision of this Agreement shall not be deemed to affect the validity or enforceability of any other provision.

If you are in agreement with the foregoing, please sign the enclosed copy of this letter and return it to my attention at your earliest convenience.

                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.


                                          By:/s/ Harvey Golub
                                          Harvey Golub
                                          Chairman and Chief Executive Officer


Accepted and agreed to this

7th day of March , 1994


ALDO PAPONE CONSULTING


By: /s/ Aldo Papone
        Aldo Papone

                                          May 25, 1993



Mr. Aldo Papone
Aldo Papone Consulting
280 Otter Rock Drive
Greenwich, CT  06830

Dear Aldo:

    I am pleased to continue the agreement to retain your firm to serve as a consultant to American Express Travel Related Service Company, Inc. ("TRS") in accordance with the following terms and conditions. These arrangements are separate and distinct from your obligations as a Director of American Express Company.

1.  Consulting Services

    TRS will retain your firm to provide consulting services in the areas of advertising and marketing. More specifically, to provide creative approaches to TRS in its efforts to create and produce new, more effective strategies.

2.  Term and Termination of Agreement

    The term of the Agreement shall be one (1) year beginning January 1, 1993 and ending December 31, 1993; provided, however, that this Agreement may be terminated at any earlier time by either party upon at least ninety
    (90) days prior written notice to the other party; and provided further that this Agreement shall terminate upon your death. This Agreement may be renewed by mutual written agreement.

3.  Compensation

    TRS agrees to pay your firm the amount of $250,000 for the services you have and will provide during calendar year 1993. You will be paid $125,000 on or about signing this Agreement and $125,000 on or about December 31, 1993.

    TRS further agrees to reimburse you for any reasonable and customary travel and entertainment expenses actually incurred by you directly in the performance of your services under this Agreement; provided that such expenses are reasonable and properly documented. TRS agrees to provide you with access, subject to the normal usage and approval guidelines in place from time to time, to corporate aircraft, where appropriate, and to corporate transportation, as necessary to perform the actual consulting services you will provide under this Agreement.

4.  Independent Contractor Status and Authority

    You represent and agree that in the performance of the consulting services described above, you and your firm are independent contractors and not employees or agents of TRS, its parent, subsidiaries or affiliates. While serving in this consulting capacity to TRS, neither you nor your firm shall have authority to enter into contracts on behalf of TRS, its parent, subsidiaries or affiliates, to hire or fire employees of TRS, its parent, subsidiaries or affiliates, or in any other way to obligate TRS, its parent, subsidiaries or affiliates to any third party.

    Because you and your firm are independent contractors and not employees or agents of TRS, you represent and agree that you and your firm shall be liable for all taxes and withholdings applicable to the payment of your fee and expenses, whether current or deferred, for the work hereunder and that you and your firm will indemnify and hold TRS harmless from any such taxes or withholdings for which TRS, its parent, subsidiaries or affiliates may be determined to be liable.

5.  Contacts

    (a) I will be your primary contact with TRS. You agree to keep me or my designee informed as to the status of the services your firm is providing and your progress on all assignments.

    (b) You agree that any services to be performed by your firm pursuant to this Agreement will be performed exclusively by you unless you receive the prior consent of TRS.

6.  Confidential Information

    Of course, you understand that information gained in providing these consulting services imposes continuing confidentiality obligations on you, of which you already aware.

7.  Assignment

    Neither party may assign this Agreement or any of its rights and/or obligations hereunder without the prior written consent of the other party, except that TRS may assign this Agreement, upon notice to you, to its parent, a subsidiary or an affiliate without your prior written consent.

8.  Amendment

    No amendment, modification or waiver of this Agreement or any of its provisions shall be binding upon either party unless made in writing and signed by both parties.

9.  Entire Agreement

    This Agreement contains the entire and only agreement between your firm and TRS with respect to the subject matter hereof, and supersedes all prior understandings, agreements or arrangements concerning this subject matter, if any, between your firm and TRS.

10. Governing Law

    This Agreement and the rights and obligations of the parties hereto shall be governed by the construed in accordance with the laws of the State of New York.

11. Severability

    The invalidity or unenforceability of any provision of this Agreement shall not be deemed to affect the validity or enforceability of any other provision.

If you are in agreement with the foregoing, please sign the enclosed copy of this letter and return it to my attention at your earliest convenience.

                                             AMERICAN EXPRESS TRAVEL RELATED
                                             SERVICES COMPANY, INC.



                                          By:/s/ Harvey Golub
                                             Harvey Golub
                                             Chairman and Chief Executive
                                             Officer, American Express Travel
                                             Related Services Company, Inc.

Accepted and agreed to this
3rd day of June, 1993:


ALDO PAPONE CONSULTING


By:   /s/ Aldo Papone
       Aldo Papone